SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 27, 2003

OCTEL CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-13879	98-0181725
(State or other jurisdictions of Incorporation)	Commission File Number	(I.R.S. employer identification number)

Octel Corp., Global House, Bailey Lane, Manchester, UK	M90 4AA
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: 011 - 44 -161 - 498 - 8889

Item 7.	Financial Statements and Exhibits

(c) Exhibits:

Item	Exhibit Index

99.1	Press Release, dated October 27, 2003

Item 12.	Results of Operations and Financial Condition

On October 27 2003, Octel Corp. issued a press release announcing financial results for the third quarter and nine months ended September 30, 2003. The press release is filed as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCTEL CORP.

By:	/s/ Paul W. Jennings

Name:	Paul W. Jennings
Title:	Executive Vice President and Chief Financial Officer

Date: October 27, 2003

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated October 27, 2003